UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  November 18, 2005

                                 Footstar, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

           1-11681                                   22-3439443
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  (Commission File Number)                (IRS Employer Identification No.)

      933 MacArthur Boulevard
         Mahwah New Jersey                          07430
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(Address of Principal Executive Offices)           (Zip Code)

                                 (201) 934-2000
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

           As previously disclosed, on March 2, 2004, Footstar, Inc. (the "Company") and certain of its subsidiaries (collectively, the "Debtors") filed voluntary petitions under chapter 11 of title 11, United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Court") (Case No. 04-22350 (ASH)) (the "Chapter 11 Case"). The Debtors remain in possession of their assets and properties, and continue to operate their businesses and manage their properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

           As of November 18, 2005, the Company entered into the Second Amendment (the "Amendment") to the Amended and Restated Debtor-in-Possession and Exit Credit Agreement, dated as of June 25, 2004, as amended by the First Amendment, dated as of May 31, 2005 (the "Credit Agreement"), by and among the Company, Footstar Corporation, Fleet National Bank, Fleet Retail Group, Inc., General Electric Capital Corporation, The CIT Group/Business Credit, Inc., AmSouth Bank and National City Business Credit, Inc. The effectiveness of the Amendment is subject to the approval of the Court. The Amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference.

           Upon the occurrence of the Exit Facility Date (as defined in the Credit Agreement) and the satisfaction of the conditions set forth in Section
5.1 of the Amended and Restated Exit Credit Agreement attached to the Amendment as Exhibit A (the "Amended and Restated Credit Agreement"), the terms and conditions of the Credit Agreement shall be amended and restated in their entirety and replaced with the terms and conditions set forth in the Amended and Restated Credit Agreement. Because the Amended and Restated Credit Agreement will not be effective until the Company consummates its chapter 11 plan of reorganization, the Amended and Restated Credit Agreement provides exit financing only and not debtor-in-possession financing, which will continue to be provided under the Credit Agreement until the effectiveness of the Amended and Restated Credit Agreement. Accordingly, the Amended and Restated Credit Agreement, in addition to certain other revisions to the Credit Agreement, deletes those terms and conditions which were applicable only to the debtor-in-possession financing.

           The Amended and Restated Credit Agreement, among other things, reflects the change in the maturity date from (a) the earlier of (i) thirty-six months after the Company's emergence from chapter 11 and (ii) March 4, 2009 to
(b) the earlier to occur of (i) November 30, 2008 and (ii) thirty days prior to the termination of the Amended and Restated Master Agreement dated as of August 24, 2005, between Kmart Corporation, Sears Holdings Corporation and the Company, as may be amended or modified from time to time. In addition, the Amended and Restated Credit Agreement changes the definition of "Appraisal Percentage" from
(a) 85% to (b)(i) 90% for the period commencing on the Exit Facility Date through and including the six month anniversary of the Exit Facility Date, (ii) 87.5% for the period commencing on the day following the six month anniversary of the Exit Facility Date through and including the one year anniversary of the Exit Facility Date, and (iii) 85% thereafter.


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
           The Amended and Restated Credit Agreement revises the definition of "Excess Availability" to mean as of any date of determination, the result of (a) the lesser of the Borrowing Base or the Commitments minus (b) the sum of (i) the outstanding Credit Extensions and (ii) all then held checks, accounts payable which are beyond payment practices followed by the Loan Parties as of the Exit Facility Date (each capitalized terms as defined in the Amended and Restated Credit Agreement) and consistent with past practices, and overdrafts. The Amended and Restated Credit Agreement also changes the amount of the Excess Availability the Company and its subsidiaries are required to maintain from (a) an amount greater than or equal to 10% of the Borrowing Base to (b) an amount greater than or equal to (i) five percent (5%) of the Borrowing Base for the period commencing on the Exit Facility Date through the one year anniversary of the Exit Facility Date and (ii) ten percent (10%) of the Borrowing Base (as defined in the Amended and Restated Credit Agreement) thereafter.

Cautionary Statement Regarding Forward-Looking Statements

           This Current Report and the exhibit hereto may contain forward-looking statements made in reliance upon the safe harbor provisions of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be identified by their use of words, such as "anticipate," "estimates," "should," "expect," "guidance," "project," "intend," "plan," "believe" and other words and terms of similar meaning. Factors that could affect the Company's forward-looking statements include, among other things: the pace at which Kmart terminates its business relationship with the Company and the Company's ability to develop viable business alternatives to offset the termination of such relationship; the Company's ability to emerge from bankruptcy protection and operate as a going concern without those protections; the Company's ability to operate pursuant to the terms of its debtor in possession and exit financing facility and to otherwise obtain financing necessary to operate the Company's business on satisfactory terms both during and after its emergence from bankruptcy protection; the Company's ability to obtain Court approval and any other required approvals with respect to motions in the Chapter 11 Case prosecuted by the Company from time to time; the Company's ability to develop, prosecute, confirm and consummate its plan of reorganization with respect to the Chapter 11 Case, including resolution of the interest rate payable to unsecured creditors; risks associated with third parties seeking and obtaining Court approval to terminate or shorten the exclusivity period that the Company has to propose and confirm its plan of reorganization, to appoint a Chapter 11 trustee or to convert the Chapter 11 Case to a Chapter 7 case; the Company's ability to obtain and maintain normal terms with vendors and service providers and the ability to maintain contracts that are critical to the Company's operations; the Company's compliance with the requirements of Sarbanes-Oxley; negative reactions from the Company's stockholders, creditors or vendors to the delay in providing financial information and the delisting of the Company's common stock from the New York Stock Exchange; the impact and result of any litigation (including private litigation), or any action by the U.S. Securities and Exchange Commission (the


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
"SEC") relating to the Company or the financial statement restatement process; the Company's ability to successfully implement internal controls and procedures that ensure timely, effective and accurate financial reporting; delays in the filing of required periodic or current reports with the SEC; the Company's ability to reduce overhead costs commensurate with any decline in sales; higher than anticipated employee levels, capital expenditures and operating expenses, including the Company's ability to reduce overhead and rationalize assets, both generally and with respect to changes made to address the results of the investigation and the restatement; adverse results on the Company's business relating to increased review and scrutiny by regulatory authorities, media and others of financial reporting issues and practices or otherwise; any adverse developments in existing commercial disputes or legal proceedings; intense competition in the markets in which the Company competes; and the Company's ability to attract and retain qualified personnel. Additionally, due to material uncertainties, it is not possible to predict the length of time the Company will operate under Chapter 11 protection, the outcome of the proceeding in general, whether the Company will continue to operate under its current organizational structure, or the effect of the proceeding on the Company's businesses and the interests of various creditors and security holders.

           Because the information herein is based solely on data currently available, it is subject and should not be viewed as providing any assurance regarding the Company's future performance. Actual results and performance may differ from the Company's current projections, estimates and expectations and the differences may be material, individually or in the aggregate, to the Company's business, financial condition, results of operations, liquidity or prospects. Additionally, the Company assumes no obligation to update any of its forward-looking statements based on changes in assumptions, changes in results or other events subsequent to the date hereof.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)       Exhibits.

10.1 Second Amendment to Amended and Restated Debtor-in-Possession and Exit Credit Agreement.



















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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 23, 2005
                                   FOOTSTAR, INC.


                                   By:  /s/ Maureen Richards
                                       -----------------------------------------
                                       Maureen Richards
                                       Senior Vice President, General Counsel
                                       and Corporate Secretary





















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
                                  EXHIBIT INDEX

       Exhibit No.                Description
       -----------                -----------

        10.1        Second Amendment to Amended and Restated
                    Debtor-in-Possession and Exit Credit Agreement.




















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